UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)        April 1, 2003

TELTRONICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-17893 (Commission File Number)	59-2937938 (I.R.S. Employer Identification Number)

2150 WHITFIELD INDUSTRIAL WAY, SARASOTA, FLORIDA (Address of principal executive offices)	34243 (zip code)

(Registrant's telephone number, including area code)                   941-753-5000

(Former name or former address, if changed since last report.)

Item 7.     Financial Statements and Exhibits.

          (c)      Exhibits.

                      99.1           Press Release dated April 1, 2003.

Item 12.     Results of Operations and Financial Condition.

          On April 1, 2003, the Registrant issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2002. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.

SIGNATURES

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TELTRONICS, INC. (Registrant)
Dated: April 1, 2003	By:	/s/ Ewen R. Cameron Ewen R. Cameron President and Chief Executive Officer
Dated: April 1, 2003	By:	/s/ Patrick G. Min Patrick G. Min Vice President Finance and Chief Financial Officer